OTHER COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
OTHER COMMITMENTS AND CONTINGENCIES	OTHER COMMITMENTS AND CONTINGENCIES

 Assets pledged

(in thousands of $)	September 30, 2019	December 31, 2018
Book value of vessels secured against long-term loans and capital lease (1)	1,479,924	1,517,297

 (1) Includes Net investment in leased vessel relating to the Golar Freeze of $114.7 million.

Other contractual commitments and contingencies

Insurance

We insure the legal liability risks for our shipping activities with Gard and Skuld, which are mutual protection and indemnity associations. As a member of a mutual association, we have inquired to the associations based on our claims record in addition to the claims records of all other members of the association. A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional premiums on the members.

Tax lease benefits

As of September 30, 2019, we have one UK tax lease (relating to the Methane Princess). A termination of this lease would realize the accrued currency gain or loss recorded against the lease liability, net of the restricted cash. As of September 30, 2019, there was a net accrued gain of approximately $1.8 million.

Under the terms of the leasing arrangement, the benefits are derived primarily from the tax depreciation assumed to be available to the lessor as a result of their investment in the vessel. As is typical in these leasing arrangements, as the lessee, we are obligated to maintain the lessor’s after-tax margin. Accordingly, in the event of any adverse tax changes or a successful challenge by the UK Tax Authorities (“HMRC”) with regard to the initial tax basis of the transactions, or in the event of an early termination of the Methane Princess lease or in relation to the other vessels previously financed by UK tax leases, we may be required to make additional payments principally to the UK vessel lessor. We would be required to return all, or a portion of, or in certain circumstances significantly more than the upfront cash benefits that Golar received in respect of the lease financing transaction.

HMRC has been challenging the use of similar lease structures and has been engaged in litigation of a test case for some years. In August 2015, following an appeal to the Court of Appeal by the HMRC which set aside previous judgments in favor of the tax payer, the First Tier Tribunal (“UK court”) ruled in favor of HMRC. The judgments of the First Tier Tribunal do not create binding precedent for other UK court decisions and therefore the ruling in favor of HMRC is not binding in the context of our leases. Further, we consider there are differences in the fact pattern and structure between this test case and our leasing arrangements and therefore, the judgement is not necessarily indicative of any outcome should HMRC challenge us. HMRC have written to our lessor to indicate that they believe the Methane Princess lease may be similar to the lease in the case noted above, however we remain confident that our fact pattern is sufficiently different. We have reviewed the details of the case and the basis of the judgment with our legal and tax advisers to ascertain what impact, if any, the judgment may have on us and the possible range of exposure has been estimated at approximately nil to $30 million (£23.0 million). Golar's discussions with HMRC on this matter have concluded without agreement and Golar expects to receive a closure notice to the inquiry, which will state the basis of HMRC’s position. Accordingly, Golar is determining how best to proceed in conjunction with the lessor, whilst contemporaneously obtaining supplementary legal advice in addition to the advice previously received. We remain confident of our position, however given the complexity of these discussions it is impossible to quantify the reasonably possible loss, and we continue to estimate the possible range of exposures as set out above. However, under the indemnity provisions of the Omnibus Agreement, Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the Methane Princess lease and in relation to other vessels previously financed by UK tax leases.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. A provision will be recognized in the financial statements only where we believe that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

In November and December 2015, the Indonesian tax authorities issued letters to our subsidiary, PTGI, to, among other things, revoke a previously granted VAT importation waiver in the approximate amount of $24.0 million for the NR Satu. In April 2016, PTGI initiated an action in the Indonesian tax court to dispute the waiver cancellation. The final hearing took place in June 2016 and we received the verdict of the Tax Court in November 2017, which rejected PTGI’s claim. In February 2018, PTGI filed a Judicial Review with the Supreme Court of Indonesia, but in December 2018, the Supreme Court of Indonesia ruled against PTGI with regards the validity of waiver cancellation. However, we do not believe it probable that a liability exists as a result of this ruling, as no Tax Underpayment Assessment Notice has been received within the statute of limitations period. Should we receive such notice from the tax authorities, we intend to challenge the legality of the assessment. In any event, we believe PTGI will be indemnified by PTNR for any VAT liability as well as related interest and penalties under our time charter party agreement entered into with them.